EX99.23(c)
                             A MARYLAND CORPORATION

                          BUFFALO BALANCED FUND, INC.

                     Common Stock Par Value, $1.00 Per Share



      THIS CERTIFIES THAT ________________________________________________ is

the registered holder of ______________________________________________ Shares
of


                          BUFFALO BALANCED FUND, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________day of _____________________A.D. 19__.




------------------------------      ----------------------------
           Secretary                           President



Registered and Countersigned

By    ________________________________
      Authorized Person

                              DEMAND FOR REDEMPTION


      THE UNDERSIGNED SHAREHOLDER hereby surrenders to the Corporation this certificate and the shares evidenced thereby and demands redemption in accordance with the provisions of Article ______ of the Articles of Incorporation and as described in the Prospectus.


_____________________, 19__    ---------------------------------------
Date                                   Shareholder



--------------------------------
Witness



          THE SHAREHOLDER SHOULD REFER TO THE PROSPECTUS
               FOR SIGNATURE GUARANTEE REQUIREMENTS



                  ASSIGNMENT


      For Value Received, _______ hereby
sell, assign and transfer unto
---------------------------------------------
---------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------------------------
Attorney to transfer the said Shares on the Books of the within named Corporation with full powers of substitution in the premises.


      Dated _____________________, 19__


           In the presence of

     ----------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.

CUSIP 119428-10-0
COM

EX99.23(c)
                             A MARYLAND CORPORATION

                          BUFFALO EQUITY FUND, INC.

                     Common Stock Par Value, $1.00 Per Share



      THIS CERTIFIES THAT ________________________________________________ is

the registered holder of ______________________________________________ Shares
of


                          BUFFALO EQUITY FUND, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________day of _____________________A.D. 19__.




------------------------------      ----------------------------
           Secretary                           President



Registered and Countersigned

By    ________________________________
      Authorized Person

                              DEMAND FOR REDEMPTION


      THE UNDERSIGNED SHAREHOLDER hereby surrenders to the Corporation this certificate and the shares evidenced thereby and demands redemption in accordance with the provisions of Article ______ of the Articles of Incorporation and as described in the Prospectus.


_____________________, 19__    ---------------------------------------
Date                                   Shareholder



--------------------------------
Witness



          THE SHAREHOLDER SHOULD REFER TO THE PROSPECTUS
               FOR SIGNATURE GUARANTEE REQUIREMENTS



                  ASSIGNMENT


      For Value Received, _______ hereby
sell, assign and transfer unto
---------------------------------------------
---------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------------------------
Attorney to transfer the said Shares on the Books of the within named Corporation with full powers of substitution in the premises.


      Dated _____________________, 19__


           In the presence of

     ----------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.

CUSIP 119528-10-7
COM

EX99.23(c)
                             A MARYLAND CORPORATION

                          BUFFALO USA GLOBAL FUND, INC.

                     Common Stock Par Value, $1.00 Per Share



      THIS CERTIFIES THAT ________________________________________________ is

the registered holder of ______________________________________________ Shares
of


                          BUFFALO USA GLOBAL FUND, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________day of _____________________A.D. 19__.




------------------------------      ----------------------------
           Secretary                           President



Registered and Countersigned

By    ________________________________
      Authorized Person

                              DEMAND FOR REDEMPTION


      THE UNDERSIGNED SHAREHOLDER hereby surrenders to the Corporation this certificate and the shares evidenced thereby and demands redemption in accordance with the provisions of Article ______ of the Articles of Incorporation and as described in the Prospectus.


_____________________, 19__    ---------------------------------------
Date                                   Shareholder



--------------------------------
Witness



          THE SHAREHOLDER SHOULD REFER TO THE PROSPECTUS
               FOR SIGNATURE GUARANTEE REQUIREMENTS



                  ASSIGNMENT


      For Value Received, _______ hereby
sell, assign and transfer unto
---------------------------------------------
---------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------------------------
Attorney to transfer the said Shares on the Books of the within named Corporation with full powers of substitution in the premises.


      Dated _____________________, 19__


           In the presence of

     ----------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.

CUSIP 119826-10-5
COM

EX99.23(c)
                             A MARYLAND CORPORATION

                          BUFFALO HIGH YIELD FUND, INC.

                     Common Stock Par Value, $1.00 Per Share



      THIS CERTIFIES THAT ________________________________________________ is

the registered holder of ______________________________________________ Shares
of


                          BUFFALO HIGH YIELD FUND, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________day of _____________________A.D. 19__.




------------------------------      ----------------------------
           Secretary                           President



Registered and Countersigned

By    ________________________________
      Authorized Person

                              DEMAND FOR REDEMPTION


      THE UNDERSIGNED SHAREHOLDER hereby surrenders to the Corporation this certificate and the shares evidenced thereby and demands redemption in accordance with the provisions of Article ______ of the Articles of Incorporation and as described in the Prospectus.


_____________________, 19__    ---------------------------------------
Date                                   Shareholder



--------------------------------
Witness



          THE SHAREHOLDER SHOULD REFER TO THE PROSPECTUS
               FOR SIGNATURE GUARANTEE REQUIREMENTS



                  ASSIGNMENT


      For Value Received, _______ hereby
sell, assign and transfer unto
---------------------------------------------
---------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------------------------
Attorney to transfer the said Shares on the Books of the within named Corporation with full powers of substitution in the premises.


      Dated _____________________, 19__


           In the presence of

     ----------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.

CUSIP 119539-10-4
COM

EX99.23(c)
                             A MARYLAND CORPORATION

                          BUFFALO SMALL CAP FUND, INC.

                     Common Stock Par Value, $1.00 Per Share



      THIS CERTIFIES THAT ________________________________________________ is

the registered holder of ______________________________________________ Shares
of


                          BUFFALO SMALL CAP FUND, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________day of _____________________A.D. 19__.




------------------------------      ----------------------------
           Secretary                           President



Registered and Countersigned

By    ________________________________
      Authorized Person

                              DEMAND FOR REDEMPTION


      THE UNDERSIGNED SHAREHOLDER hereby surrenders to the Corporation this certificate and the shares evidenced thereby and demands redemption in accordance with the provisions of Article ______ of the Articles of Incorporation and as described in the Prospectus.


_____________________, 19__    ---------------------------------------
Date                                   Shareholder



--------------------------------
Witness



          THE SHAREHOLDER SHOULD REFER TO THE PROSPECTUS
               FOR SIGNATURE GUARANTEE REQUIREMENTS



                  ASSIGNMENT


      For Value Received, _______ hereby
sell, assign and transfer unto
---------------------------------------------
---------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------------------------
Attorney to transfer the said Shares on the Books of the within named Corporation with full powers of substitution in the premises.


      Dated _____________________, 19__


           In the presence of

     ----------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.

CUSIP 119804-10-2
COM